Earnings Release Presentation Q3 2023 Wintrust Financial Corporation

22 This document contains forward-looking statements within the meaning of federal securities laws. Forward-looking information can be identified through the use of words such as “intend,” “plan,” “project,” “expect,” “anticipate,” “believe,” “estimate,” “contemplate,” “possible,” “will,” “may,” “should,” “would” and “could.” Forward-looking statements and information are not historical facts, are premised on many factors and assumptions, and represent only management’s expectations, estimates and projections regarding future events. Similarly, these statements are not guarantees of future performance and involve certain risks and uncertainties that are difficult to predict, and which may include, but are not limited to, those listed below and the Risk Factors discussed under Item 1A of the Company’s 2022 Annual Report on Form 10-K and in any of the Company’s subsequent SEC filings. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Such forward-looking statements may be deemed to include, among other things, statements relating to the Company’s future financial performance, the performance of its loan portfolio, the expected amount of future credit reserves and charge-offs, delinquency trends, growth plans, regulatory developments, securities that the Company may offer from time to time,the Company’s business and growth strategies, including future acquisitions of banks, specialty finance or wealth management businesses, internal growth and plans to form additional de novo banks or branch offices, and management’s long-term performance goals, as well as statements relating to the anticipated effects on the Company's financial condition and results of operations from expected developments or events. Actual results could differ materially from those addressed in the forward- looking statements as a result of numerous factors, including the following: • economic conditions and events that affect the economy, housing prices, the job market and other factors that may adversely affect the Company’s liquidity and the performance of its loan portfolios, including an actual or threatened U.S. government debt default or rating downgrade, particularly in the markets in which it operates; • negative effects suffered by us or our customers resulting from changes in U.S. trade policies; • the extent of defaults and losses on the Company’s loan portfolio, which may require further increases in its allowance for credit losses; • estimates of fair value of certain of the Company’s assets and liabilities, which could change in value significantly from period to period; • the financial success and economic viability of the borrowers of our commercial loans; • commercial real estate market conditions in the Chicago metropolitan area and southern Wisconsin; • the extent of commercial and consumer delinquencies and declines in real estate values, which may require further increases in the Company’s allowance for credit losses; • inaccurate assumptions in our analytical and forecasting models used to manage our loan portfolio; • changes in the level and volatility of interest rates, the capital markets and other market indices that may affect, among other things, the Company’s liquidity and the value of its assets and liabilities; • the interest rate environment, including a prolonged period of low interest rates or rising interest rates, either broadly or for some types of instruments, which may affect the Company’s net interest income and net interest margin, and which could materially adversely affect the Company’s profitability; • competitive pressures in the financial services business which may affect the pricing of the Company’s loan and deposit products as well as its services (including wealth management services), which may result in loss of market share and reduced income from deposits, loans, advisory fees and income from other products; • failure to identify and complete favorable acquisitions in the future or unexpected difficulties or developments related to the integration of the Company’s recent or future acquisitions; • unexpected difficulties and losses related to FDIC-assisted acquisitions; • harm to the Company’s reputation; • any negative perception of the Company’s financial strength; • ability of the Company to raise additional capital on acceptable terms when needed; • disruption in capital markets, which may lower fair values for the Company’s investment portfolio; • ability of the Company to use technology to provide products and services that will satisfy customer demands and create efficiencies in operations and to manage risks associated therewith; • failure or breaches of our security systems or infrastructure, or those of third parties; • security breaches, including denial of service attacks, hacking, social engineering attacks, malware intrusion and similar events or data corruption attempts and identity theft; • adverse effects on our information technology systems resulting from failures, human error or cyberattacks (including ransomware); PENDING - LEGAL Forward Looking Statements

33 • adverse effects of failures by our vendors to provide agreed upon services in the manner and at the cost agreed, particularly our information technology vendors; • increased costs as a result of protecting our customers from the impact of stolen debit card information; • accuracy and completeness of information the Company receives about customers and counterparties to make credit decisions; • ability of the Company to attract and retain senior management experienced in the banking and financial services industries, and ability of the Company to effectively manage the transition of the chief executive officer role; • environmental liability risk associated with lending activities; • the impact of any claims or legal actions to which the Company is subject, including any effect on our reputation; • losses incurred in connection with repurchases and indemnification payments related to mortgages and increases in reserves associated therewith; • the loss of customers as a result of technological changes allowing consumers to complete their financial transactions without the use of a bank; • the soundness of other financial institutions and the impact of recent failures of financial institutions, including broader financial institution liquidity risk and concerns; • the expenses and delayed returns inherent in opening new branches and de novo banks; • liabilities, potential customer loss or reputational harm related to closings of existing branches; • examinations and challenges by tax authorities, and any unanticipated impact of the Tax Act; • changes in accounting standards, rules and interpretations, and the impact on the Company’s financial statements; • the ability of the Company to receive dividends from its subsidiaries; • the ability of the Company to successfully transition from LIBOR to an alternative benchmark rate for current and future transactions; • a decrease in the Company’s capital ratios, including as a result of declines in the value of its loan portfolios, or otherwise; • legislative or regulatory changes, particularly changes in regulation of financial services companies and/or the products and services offered by financial services companies; • changes in laws, regulations, rules, standards and contractual obligations regarding data privacy and cybersecurity; • a lowering of our credit rating; • changes in U.S. monetary policy and changes to the Federal Reserve’s balance sheet, including changes in response to persistent inflation or otherwise; • regulatory restrictions upon our ability to market our products to consumers and limitations on our ability to profitably operate our mortgage business; • increased costs of compliance, heightened regulatory capital requirements and other risks associated with changes in regulation and the regulatory environment; • the impact of heightened capital requirements; • increases in the Company’s FDIC insurance premiums, or the collection of special assessments by the FDIC; • delinquencies or fraud with respect to the Company’s premium finance business; • credit downgrades among commercial and life insurance providers that could negatively affect the value of collateral securing the Company’s premium finance loans; • the Company’s ability to comply with covenants under its credit facility; • fluctuations in the stock market, which may have an adverse impact on the Company’s wealth management business and brokerage operation; • widespread outages of operational, communication, or other systems, whether internal or provided by third parties, natural or other disasters (including acts of terrorism, armed hostilities and pandemics), and the effects of climate change could have an adverse effect on the Company’s financial condition and results of operations, lead to material disruption of the Company’s operations or the ability or willingness of clients to access the Company’s products and services; and • the severity, magnitude and duration of the COVID-19 pandemic, including the continued emergence of variant strains, and the direct and indirect impact of such pandemic, as well as responses to the pandemic by the government, businesses and consumers, on the economy, our financial results, operations and personnel, commercial activity and demand across our business and our customers’ businesses. Therefore, there can be no assurances that future actual results will correspond to these forward-looking statements. The reader is cautioned not to place undue reliance on any forward- looking statement made by the Company. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. The Company undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events after the date of the press release and this presentation. Persons are advised, however, to consult further disclosures management makes on related subjects in its reports filed with the Securities and Exchange Commission and in its press releases and presentations. PENDING - LEGAL Forward Looking Statements

44 • Strong deposit growth of $1.0 billion, or 9% annualized, supported by our diversified product offerings • Loan growth of $423 million, or 4% annualized. Adjusting for the impact of the premium finance receivables commercial loan sale, loans increased $767 million or 7% annualized • Second most profitable quarter in the Company's history with net income of $164.2 million • Net interest margin declined by 4 bps during the third quarter of 2023 Pre-Tax, Pre-Provision1 Diversified Balance Sheet Future Outlook • Wintrust continues to monitor the interest rate environment to reduce the asset sensitivity of its balance sheet given the recent increase in rates. • Pressure on net interest margin is expected in upcoming quarter. • Growing low cost deposits in our market area remains a significant focus of the Company, which we believe will be the key to mitigating net interest margin compression. Strong Balance Sheet Total Loans +$2.2B / 9.7% Mid to High Single Digit Growth Average Loan to Deposit Ratio 93.7% 85% - 90% Total Deposits +$2.9B / 12.6% High Single Digit Growth Income Net Income +$85.5MM 10% - 15% Growth NIM Net Interest Margin +17 bps 3.60% - 3.70% NII Non-Interest Income +$36.6MM PENDING NIE Non-Interest Expense +$94.3MM 1.50% - 1.60% Net Overhead Ratio Credit & Capital Net Charge-Off Ratio +2 bps Diligently Monitoring to Maintain Pristine Credit Quality Total Risk-Based Capital Ratio -39 bps May Consider Capital Increase Pending Acquisition Pipeline Total DepositsTotal Assets Total Loans Net Income $55.6 billion +$1.3 billion $41.4 billion +$0.4 billion $45.0 billion +$1.0 billion $164.2 million +$9.4 million Exceptional Credit Quality Awards/Non- Recurring Items • Low NPLs at $133.1 million or 0.32% of total loans • Allowance coverage reserves on core loans increased to 1.51% of total core loans • Low levels of net-charge offs at 8 basis points of average total loans on an annualized basis • Ranked Top Workplace in Chicago 2021 • Swap Sale expected in 2022 Update Format second box Efficiency RatioReturn on Assets ROE / ROTCE 1.20% +2 bps 13.35% +56 bps (GAAP) 57.18% -2 bps $244.8 million +$4.8 million 1 Pre-tax income, excluding provision for credit losses (non-GAAP) – See non-GAAP reconciliation in the Appendix Diluted EPS $2.53 +$0.15 Current EPS Prior EPS $ 2.53 2.38 $ 0.15 PPNI Prior PPNI $ 244.8 239.9 $4.84 4900000 244,781 239,944 3 Bps: Basis Points 4 See Non-GAAP reconciliation in the Appendix 5 NPLs: Non-Performing Loans Stable Margin Supports Earnings Net Overhead Ratio 1.59% +1 bps (non-GAAP) 56.94% -1 bp Efficiency GAAP Prior Q 57.18% 58.59% $ (141.00) Efficiency Non GAAP Prior Q PENDING Efficiency Ratio (GAAP) Q1-23 Efficiency Ratio (GAAP) Q4-22 Efficiency Ratio (Non- GAAP) Q1-23 Efficiency Ratio (Non- GAAP) Q4-22 57.18% 57.20% 56.94% 56.95% % Change File does not have calc for GAAP numbers (0.99999999999989) Check -1.99999999999978 -0.99999999999989 Link was removed ----> will need to relink (GAAP) 13.35% +56 bps (non-GAAP) 15.73% +61 bps Q3 2023 Highlights (comparative to Q2 2023) PENDING

55 Diluted EPS Quarterly Trend Higher Quarterly PTPP driven by Net Interest IncomeStrong Quarterly Net Income Earnings Summary Differentiated, highly diversified and sustainable business model $143.0 $144.8 $180.2 $154.8 $164.2 1.12% 1.10% 1.40% 1.18% 1.20% Net Income ROA Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 $2.21 $2.23 $2.80 $2.38 $2.53 Diluted EPS Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 $206.5 $242.8 $266.6 $239.9 $244.8 Pre-Tax Income, excluding Provision for Credit Losses (non-GAAP) Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 2 ### ($ in Millions) ($ in Millions) 1 See non-GAAP reconciliation in Appendix • Record net interest income of $462.4 million supported by loan growth and a relatively stable net interest margin in Q3 2023 • The Company reported record year-to-date net income of $499.1 million through the first nine months of 2023 • Second highest quarterly net income achieved in the Company's history Q3 2023 Highlights Earnings Summary Differentiated, highly diversified and sustainable business model

66 31% 26% 16% 19% 7% 1% Commercial Commercial Real Estate PFR - Commercial Insurance PFR - Life Insurance Residential Real Estate All Other Loans 32% 0% 26% 1% 6% 16% 19% Commercial excl. PPP Commercial PPP Commercial Real Estate Home Equity Residential Real Estate Premium Finance Receivables - Commercial Premium Finance Receivables - Life Insurance • Before the impact of scheduled payments and prepayments, gross commercial and commercial real estate loan pipelines were estimated to be approximately $1.0 billion to $1.1 billion at September 30, 2023, as compared to $1.1 billion to $1.3 billion at June 30, 2023. When adjusted for the probability of closing, the pipelines were estimated to be approximately $604 million to $667 million at September 30, 2023, as compared to $730 million to $0.8 billion at June 30, 2023. • Total loans, excluding Paycheck Protection Program ("PPP") loans, increased by $2.0 billion, as compared to June 30, 2023, • Total period end loans as of September 30, 2023 were $1.1 billion higher than average total loans in the third quarter of 2023. $41,023 $125 $337 $(344) $304 $(107) $108 $41,446 6/30/2023 Commercial Commercial Real Estate PFR - Commercial Insurance Loan Sale Impact PFR - Commercial Insurance All Other PFR - Life Insurance All Other Loans 9/30/2023 Measured Loan Growth Coupled with Expanded Loan Yield QoQ Growth Lead by Commercial & Acquired Loan Portfolio $38.2 $41.0 $41.4 4.28% 6.23% 6.51% Total Loans Average Total Loan Yield 9/30/2022 6/30/2023 9/30/2023 Year-over-Year Change $3.2B or 9% in Total Loans Balanced Loan Mix (as of 9/30/2023) ($ in Billions) ($ in Millions) Key Observations Benefit from Current and Future Anticipated Rate Increases 51.0% 28.0% 6.0% 11.0% 5.0% Current Loan Balances Projected to Reprice or Mature Based on Modeled Contractual Cash Flows ≤ 3 Months 4-12 months 1-2 Years 2-5 Years > 5 Years $41.5 DONE Commercial excl. PPP $11.7 PPP $0.3 Commercial Real Estate $9.2 Premium Finance Receivables - Commercial Insurance $4.9 Premium Finance Receivables - Life Insurance $7.2 All Other Loans $3.2 Presentation draft doughnut chart left ($ in Billions) $41,023 $41,373 6/30/2023 Commercial PPP All Other Commercial Loans Commercial Real Estate Premium Finance Receivables - Commercial Insurance Premium Finance Receivables - Life Insurance All Other Loans 9/30/2023 Draft waterfall below 1 1 1 RELINK TEXT BOX TOT LOANS Loan Growth Across Majority of Loan Portfolios Pending from Mark B. Pending $4.4B or 9% in Total Loans, $5.0B or 15% in Total Loans excl. PPP Loan Portfolio Diversified loan portfolio Loan Growth Despite PFR Commercial Insurance Loan Sale Transaction ($ in Millions) Diversified Loan Mix (as of 9/30/2023) Sustained Loan Growth Coupled with Higher Loan Yield ($ in Billions) PENDING Q2 Q1 Total Loans 41,446,032 41,023,408 YoY change 1%

77 • Deposit base and liquidity remain strong despite a volatile market • Deposit mix shift continued in Q3 2023 primarily driven by interest- bearing deposits • Strong retail deposit growth allowed for reduction in brokered deposits $44,039 $(258) $263 $432 $517 $44,993 6/30/2023 Non-Interest-Bearing Savings CDs Other Interest- Bearing 9/30/2023 Deposit Franchise Remained Solid Q1 '23 Commentary $42.8 $44.0 $45.0 0.64% 2.71% 3.12% Total Deposits Rate Paid on Average Total Interest-Bearing Deposits 9/30/2022 6/30/2023 9/30/2023 Year-over-Year Change $2.2B or 5% Non-Interest-Bearing $10.3 NOW and Interest- Bearing DDA $6.0 Wealth Management Deposits $1.8 Money Market $14.4 Savings $5.6 Time Certificates of Deposit $6.8 ($ in Billions) ($ in Billions) Draft graph to left $45.0 PENDING UPDATES 1 1Includes: NOW, Interest-bearing Demand Deposits, Money Market and deposit balances of the Company’s subsidiary banks from brokerage customers of Wintrust Investments, Chicago Deferred Exchange Company, LLC (“CDEC”), trust and asset management customers of the Company Deposit Portfolio Enviable core deposit franchise in Chicago and Milwaukee market areas Significant Deposit Growth Driven by Retail/Business Interest-Bearing ($ in Millions) Continued Deposit Growth Supported by Strong Franchise ($ in Billions) • Total Loan Growth expected... • Total Deposit Growth anticipated... • Average Loans to Deposit Target Ratio... • Net Income... • Net Interest Margin • Non-Interest Income... • Net Overhead Ratio... • Net Charge-Off Ratio... • Total RBC Ratio... Highlights PENDING $44,039 $(251) $547 $370 $288 $44,993 6/30/2023 Non-Interest-Bearing MaxSafe® Wealth Management All Other Interest- Bearing 9/30/2023 Maxsafe® Product Composition Balance as of 9/30/2023 ($ in Millions) Non-Interest-Bearing $840 NOW and Interest-Bearing $491 Money Market $5,804 CDs $302 Total $7,437 1

88 24% 23% 13% 13% 3% 4% 33% 32% 12% 13% 15% 15% Time Certificates of Deposit Savings Money Market Wealth Management Deposits NOW and Interest-Bearing Demand Deposits Non-Interest-Bearing Q2 2023 Q3 2023 Total Interest-Bearing Deposit Costs 1 "Prior Fed Cycle" defined as Q3 2015 to Q2 2019 and "Current Fed Cycle" begins in Q3 2019 to present Deposit Beta Accelerated in Q1 2023 Anticipated to Surpass Previous Cycle Betas • Total deposits increased by $1.0 billion from the prior quarter end. • Non-interest bearing deposits comprise 23% of total deposits as of September 30, 2023. • Rate paid on average interest-bearing deposits increased 41 basis points from the prior quarter. • The loans to deposits ratio ended the current quarter at 92.1% as compared to 93.2% at prior quarter end. $44,039 $44,993 6/30/2023 Non-Interest-B earing NOW and Interest-B earing DDA Wealth Management Deposits Money Market Savings Time Certific ates of Deposit 9/30/2023 Increased Funding Costs Considerably Outpaced by Higher Loan Yields Q1 '23 Commentary Focused on low-cost deposit mix to drive margin expansion $42.8 $44.0 $45.0 0.64% 2.71% 3.12% Total Deposits Rate Paid on Average Total Interest-Bearing Deposits 9/30/2022 6/30/2023 9/30/2023 Year-over-Year Change $2.2B or 5% Non-Interest-Bearing $10.3 NOW and Interest- Bearing DDA $6.0 Wealth Management Deposits $1.8 Money Market $14.4 Savings $5.6 Time Certificates of Deposit $6.8 ($ in Billions) ($ in Billions) 53% 44% Q3 2019 to Q4 2021 (–225 bps) Q3 2015 to Q2 2019 (+225 bps) Deposit Mix Shift Into Interest-bearing and Insured Deposits Draft graph to left $44,039 $44,414 6/30/2023 Non-Interest-B earing NOW and Interest-B earing DDA Wealth Management Deposits Money Market Savings Time Certific ates of Deposit 9/30/2023 Draft waterfall below 1 0.25% 3.25% 1.30% 3.12% 2.85% 3.21% Fed Target Total Interest-Bearing Deposit Costs Total Deposit Costs 12/31/21 09/30/22 Total Interest-Bearing Beta 5% Total D posit Beta 4% Fed Target up 300 bps Historical Interest-Bearing Beta1 44% 1Historical Deposit Beta reflects previous rising rate Fed cycle Q3 2015 to Q2 2019 Fed Funds Upper Target up 525 bps 0.25% 5.50% 12/31/21 9/30/2023 Total Interest-Bearing Deposit Beta 55% 0.24% 3.12% 12/31/21 9/30/2023 Total Deposit Beta 42% 0.16% 2.37% 12/31/21 9/30/2023 Fed Target Total Deposit Costs $45.0 • Total cycle-to-date Interest-Bearing Deposit Beta stands at 36% as of Q1 2023 but with market pressures current cycle beta likely to outpace Historical Beta and may approach 50% • Experienced a shift from Non-Interest-Bearing deposits to Interest-Bearing products • Benefited from MaxSafe® and reciprocal products that provide our customers additional FDIC protection ◦ These deposits increased $1.3 billion from 12/31/22 primarily driven by a $1.1 billion increase in MaxSafe® • No material deposit concentrations ($ in Billions) $44.0 Deposit Portfolio Reversion of deposit mix to pre-pandemic levels while deposit beta increases with market pressures • Total cycle-to-date Interest-Bearing Deposit Beta stands at 47% as of Q2 2023, which is in-line with our guidance and we believe deposit beta may now approach 55% • Continued to benefit from MaxSafe® product that provides our customers additional FDIC protection ◦ MaxSafe® deposit balances increased $1.7 billion from 3/31/23 • No material deposit concentrations Q3 2023 Highlights Deposit Beta was in Line with Q3 2023 Guidance Range Deposit Mix Shift Into Interest-Bearing ($ in Billions) $45.0 • Total cycle-to-date interest-bearing deposit beta was at 55% as of Q3 2023, which was in-line with our guidance for Q3 2023 • No material deposit concentrations • Continued to benefit from unique MaxSafe® product that provides $3.75 million of FDIC insurance per account account holder ◦ MaxSafe® deposit balances increased $547 million from 6/30/2023 across all product categories PENDING

99 $3.6 $3.9 $0.2 Available-for-Sale Held-to-Maturity Other $58.42 $64.50 $64.07 6.9% 7.4% 7.1% Tangible Book Value Per Share (non-GAAP) Tangible Common Equity Ratio (non-GAAP) 9/30/2022 6/30/2023 9/30/2023 9.3% 0.2% (0.2)% 9.3% 6/30/2023 Retained Earnings and other equity changes Change in RWA 9/30/2023 7.0% 8.5% 10.5% 4.50% 6.00% 8.00% 2.50% 2.50% 2.50% 9.3% 10.2% 12.1% Minimum Requirement Capital Conservation Buffer WTFC 12.0% 0.4% (0.3)% 12.0% 6/30/2023 Retained Earnings and other equity changes Change in RWA 9/30/2023 TBV Growth along with TCE Improvement Record Earnings Drove Capital Expansion Estimated Excess Capital Above Conservation Buffer ($ in Millions) Common equity Tier 1 capital1 Tier 1 capital ratio1 Total capital ratio1 $1,058 $782 $736 1 Ratios for Q3 2023 are estimated 9.0% 9.3% 9.3% 9.9% 10.1% 10.2% 11.8% 12.0% 12.0% 8.8% 9.3% 9.2% CET1 Ratio Tier 1 Capital Ratio Total Capital Ratio Tier 1 Leverage Ratio 9/30/2022 6/30/2023 9/30/2023 Quarterly Earnings Supported CET1 Improvement 6.9% 7.4% 7.1%7.1% 7.9% Tangible Common Equity Ratio (non-GAAP) Tangible Common Equity Ratio excl. AOCI (non-GAAP) 9/30/2022 6/30/2023 9/30/2023 Capital Ratios Adjusted for AOCI not Included in Capital Ratios & HTM Unrealized Losses (net of tax) Linked chart below 4 CET1 Ratio $0.13 $0.16 $59.64 $64.07 $69.56 $75.19 Book Value Per Common Share Tangible Book Value Per Common Share (non-GAAP) 12/31/2018 12/31/2019 12/31/2020 12/31/2021 9/30/2023 1 7.9% 7.1% 8.9% 8.0% 10.9% 10.0% 6.7% 6.3% Adjusted CET1 Ratio Adjusted Tier 1 Capital Ratio Adjusted Total Capital Ratio Adjusted Tier 1 Leverage Ratio 9/30/2022 6/30/2023 9/30/20231 8.6% 9.1% 9.3% 7.0% 7.0% 7.0% CET1 Ratio Minimum Requirement + Capital Conservation Buffer 03/31/22 12/31/22 03/31/23 Q1 '23 Commentary • The Company's current capital levels are well in excess of regulatory thresholds and it is expected that the Company would remain well capitalized in the event either: • Regulatory changes require banks to report unrealized AFS and HTM losses as a reduction to regulatory capital, or • If the Company were to liquidate our entire investment portfolio • Strong profits resulted in improved capital levels PENDING Do not move superscript Capital/Liquidity Current capital levels are well in excess of regulatory thresholds with the Company recording strong earnings CET1 Flat Quarter over QuarterCapital Levels Remained Stable Supporting Strong Growth ($ in Millions) Strategically Balanced Investment Portfolio (as of 9/30/2023) ($ in Billions) • The Company's capital levels are well in excess of regulatory thresholds and it is expected that the Company would remain well capitalized in the event the Company were to liquidate its entire investment portfolio • Investment portfolio size has remained relatively unchanged quarter over quarter at 14% of total assets Q3 2023 Highlights 1 Total Investment Portfolio Yield (Q3 '23): 3.08% Duration: 6.7 Years $7.7

1010 30% 26% 13% 13% 5% 4% 30% 32% 11% 12% 11% 13% Time Certificates of Deposit Savings Money Market Wealth Management Deposits NOW and Interest-Bearing Demand Deposits Non-Interest-Bearing Q4 2022 Q3 2023 1Historical Deposit Beta reflects previous rising rate Fed cycle Q3 2015 to Q2 2019 $42.7$42.9 Net Interest Margin/Income Net interest margin stabilizing within guidance range coupled with higher Net Interest Income due to strong earning asset growth • Total cycle-to-date Interest-Bearing Deposit Beta stands at 36% as of Q1 2023 but with market pressures current cycle beta likely to outpace Historical Beta and may approach 50% • Experienced a shift from Non-Interest-Bearing deposits to Interest-Bearing products • Benefited from MaxSafe® and reciprocal products that provide our customers additional FDIC protection ◦ These deposits increased $1.3 billion from 12/31/22 primarily driven by a $1.1 billion increase in MaxSafe® • No material deposit concentrations Q1 2023 Highlights Q3 2023 NIM Remained Relatively Stable Throughout the Quarter but Decreased due to Higher Deposit Costs and Hedging Impact Deposit Mix Shift Into Interest-bearing and Insured Deposits ($ in Billions) 3.66% 0.30% (0.03)% (0.36)% 0.05% 3.62% NIM (non-GAAP) Q2 2023 Earning Asset Yield excl. Hedge Impact Hedge Impact Interest-Bearing Liability Rate Net Free Funds NIM (non-GAAP) Q3 2023 Q2 2023 Net Interest Income: $448.0MM Sequential Quarter Growth: ($10.0MM) or -2% Linked Quarter Growth: $110.2MM or 33% Repositioning the Balance Sheet to Mitigate Interest Rate Risk 7.1% 1.9% 3.6% 1.2% Static Ramp 9/30/2022 9/30/2023 1 2 Percentage Change in Net Interest Income Over a One-Year Time Horizon Rising Rates Scenario + 100 Basis Points (8.7)% (2.0)% (3.9)% (0.5)% Static Ramp 9/30/2022 9/30/2023 1 2 Percentage Change in Net Interest Income Over a One-Year Time Horizon Falling Rates Scenario - 100 Basis Points 1 Static Shock Scenario results incorporate actual cash flows and repricing characteristics for balance sheet instruments following an instantaneous, parallel change in market rates based upon a static (i.e. no growth or constant) balance sheet 2 Ramp Scenario results incorporate management’s projections of future volume and pricing of each of the product lines following a gradual, parallel change in market rates over twelve months Q2 '23 NII $447.5MM Q3 '23 NII $462.4MM PENDING Q2 2023 NIM excl. Hedges (non-GAAP) 3.81% Q3 2023 NIM excl. Hedges (non-GAAP) 3.79% PENDING - ALM

1111 $101.5 $93.8 $107.8 $113.0 $112.5 $33.1 $30.7 $29.9 $33.9 $33.5 $12.6 $12.4 $13.0 $12.2 $13.9 $14.3 $13.1 $12.9 $13.6 $14.2 $14.3 $20.2 $33.7 $23.3 $23.5 $27.2 $17.4 $18.3 $30.0 $27.4 Wealth Management Operating Lease Income, net Service Charges on Deposits Other; incl. Call Option Income Mortgage Banking Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 $660.7 $422.4 $372.3 $578.0 $572.6 $448.8 $287.0 $256.1 $406.8 $408.7 $211.9 $135.4 $116.2 $171.2 $163.9 Retail Originations Veterans First Originations Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Mortgage Originations Remained Stable in Q3 Loans Serviced Steady in Q3 2023 after MSR Sale in Q2 2023 Strong Wealth Management BusinessFee Businesses Stable Amidst Rising Rate Environment Declining Mortgage Originations for Sale due to Rising Mortgage Rates Fee Businesses Stable Amidst Rising Rate Environment 1 Other - includes Interest Rate Swap Fees, BOLI, Administrative Services, FX Remeasurement Gains/(Losses), Early Pay-Offs of Capital Leases, Gains/(losses) on investment securities, net, Fees from covered call options, Trading gains/(losses), net and Miscellaneous 1 $33.1 $30.7 $29.9 $33.9 $33.5 $32.8 $34.4 $35.2 $44.5 $44.7 Total Wealth Management Revenue Assets Under Administration ($ in Billions) Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 ($ in Millions) ($ in Millions) ($ in Millions) Wealth Management Business Remains Healthy Despite Market Volatility Hedging Efforts Helped Reduce MSR Volatility % of MSRs to Loans Serviced for Others Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 1.65% 1.64% 1.60% 1.71% 1.77% $229.7 $230.2 $225.8 $200.7 $210.5 $13,926 $14,053 $14,080 $11,752 $11,886 MSRs, at fair value Loans Serviced for Others Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 ($ in Millions) ($ in Millions) PENDING Non-Interest Income Diversified fee businesses support non-interest income levels despite challenging mortgage environment $33.1 $30.7 $29.9 $33.9 $33.5 $28.5 $26.6 $25.4 $29.5 $29.2 $4.6 $4.2 $4.5 $4.4 $4.4 $32.8 $34.4 $35.2 $44.5 $44.7 Trust and Asset Management Revenue Brokerage Revenue Assets Under Administration ($ in Billions) Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023

1212 Efficiency Ratio Remains Relatively Flat $176.1 $180.3 $176.8 $184.9 $192.3 $97.4 $100.2 $108.4 $107.7 $111.3 $50.4 $49.5 $39.8 $44.5 $48.8 $28.3 $30.6 $28.6 $32.7 $32.2 Salaries Commissions and Incentive Compensation Employee Benefits Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 58.41% 55.02% 52.78% 56.95% 56.94% Efficiency Ratio (non-GAAP) Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Lower Incentive Expense Partially Offset by Annual Merit Increase Items Impacting Quarterly Comparability • The company recorded $838,000 in Occupancy expense related to the anticipated sale of a branch facility • Recorded $846,000 in Software and Equipment expense related to the impairment of an operating lease asset 1 Other NIE - includes Professional Fees, Data Processing, amortization of other intangible assets, FDIC insurance, OREO expense, net, Commissions (3rd Party Brokers), Postage and Miscellaneous $288.7 $7.4 Q2 2022 Non-Interest Expense Salaries and Employee Benefits All Other Expenses Q3 2022 Non-Interest Expense 1 1 Net Overhead Ratio - The net overhead ratio is calculated by netting total non-interest expense and total non-interest income, annualizing this amount, and dividing by that period's average total assets. A lower ratio indicates a higher degree of efficiency. 2 See Non-GAAP reconciliation in the Appendix Salaries and employee benefits expense decreased by $1.9 million in the third quarter of 2021 as compared to the second quarter of the year. The $1.9 million decline is primarily related to $6.3 million of lower compensation expense associated with the mortgage banking operation offset somewhat by higher incentive compensation expense for annual bonus and long-term incentive compensation plans during the third quarter relative to the second quarter. $286.9 $286.9 $280.1 $282.1 $0.0 $180.8 $180.8 $172.8 $170.9 $— $20.9 $20.9 $20.9 $22.0 $20.0 $20.0 $17.7 $18.2 $8.5 $8.5 $11.3 $13.4 $10.8 $10.8 $9.9 $10.0 $45.9 $45.9 $47.5 $47.6 Salaries and Employee Benefits Software and Equipment Occupancy, net Advertising and Marketing Operating Lease Equipment Other Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 $4.5 $7.9 $4.8 Lending expenses, net of deferred originations costs Q1 2022 Q4 2022 Q1 2023 Strategic Cost Reductions in the Mortgage Business ($ in Millions) 1 FTE - Full-Time Equivalent Employees 1 ($ in Millions) Update title Decrease Primarily Driven by Incentive Compensation, Lower Loan Origination, and Seasonal Decline in Marketing Efficiency Ratio Improvement Driven by Increased NIM and Lower Expenses $320.6 $7.4 $(3.1) $2.1 $3.1 $330.1 Q2 2023 Non-Interest Expense Salaries and Employee Benefits Lending Expenses, net of deferred originations costs Occupancy Expense All Other Expenses Q3 2023 Non-Interest Expense 1 Extraordinary Items - TBD 1 PENDING ($ in Millions) ($ in Millions) Non-Interest Expense Continue to monitor our expenses and believe they are in line with current Company growth Higher Total Salaries Related to Acquisition-Related Severance Charges and Other Contractually due Compensation Cost ($ in Millions) Increase Primarily Driven by Salaries, Commissions and Incentive Compensation ($ in Millions)

1313 $158.5 $205.9 0.59% 0.77% 0.96% Total Allowance for Credit Losses Total Allowance for Credit Losses as a % of Total Loans 12/31/19 (Pre-CECL) 1/1/2020 (CECL Day 1) 9/30/2023 • The Company estimates an increase to the allowance for credit losses of approximately 30% to 50% at adoption related to its loan portfolios and related lending commitments. Approximately 80% of the estimated increase is related to: ◦ Additions to existing reserves for unfunded lending-related commitments due to the consideration under CECL of expected utilization by the Company's borrowers over the life of such commitments. ◦ Establishment of reserves for acquired loans which previously considered credit discounts. The Company estimates an insignificant impact at adoption of measuring an allowance for credit losses for other in-scope assets (e.g. held-to-maturity debt securities). Continued Stable Levels of Non-Performing Loans Extended Low Levels of Net Charge-Offs $97.6 $100.7 $100.7 $108.7 $133.1 $66.1 $54.2 $71.8 $74.6 $79.4 $1.8 $17.2 $1.1 $1.7 $10.7$29.7 $29.3 $27.8 $32.4 $43.0 0.26% 0.26% 0.25% 0.26% 0.32% NPLs as a % of Total Loans PFR - Commercial NPLs PFR - Life NPLs Commercial, CRE, and Other NPLs 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 $3.2 $5.1 $5.5 $17.0 $8.1$6.4 $47.6 $23.0 $28.5 $19.90.03% 0.05% 0.06% 0.17% 0.08% NCOs Total Provision for Credit Losses Annualized NCOs as a % of Average Total Loans Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 $6.4 $47.6 $23.0 $28.5 $19.949.36% 10.66% 23.71% 59.73% 40.75% Total Provision for Credit Losses Net Charge-Offs as a % of the Provision for Credit Losses 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 $7.8 $53 $135.1 $0 $0 $— $— $— $— $—$7.8 $53.0 $135.1 49.4% 10.7% 23.7% 59.7% 40.7% Provision for credit losses - PCD Provision for credit losses - non PCD Net charge-offs as a percentage of the provision for credit losses Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Incurred Loss Method CECL Incurred Loss Method CECL Q3 2023 Q2 2023 Increase/ (Decrease) Pass $ 33,700,724 $ 32,045,349 $ 1,655,375 Special Mention 755,859 794,238 (38,379) Substandard Accrual 265,452 340,516 (75,064) Substandard Nonaccrual/Doubtful 67,069 83,940 (16,871) Total Loans $ 34,789,104 $ 33,264,043 $ 1,525,061 Q3 2023 Key Observations During the fourth quarter of 2021, we continued our practice of pursuing the resolution of non-performing credits and executed a loan sale that reduced non-performing loans by approximately $10 million resulting in $1.8 million of net charge-offs. The key drivers of the shift in credit quality mix include: • Risk rating upgrades as a result of improved credit performance. • Increase in pass rated credits was driven by commercial loan growth and higher utilization on existing lines partially offset by decline in PPP Loans. ($ in Millions) ($ in Millions) ($ in Millions) Increased Allowance Coverage $39,955 $40,351 Q2 2023 Q3 2023 $629 $584 Q2 2023 Q3 2023 $439 $511 Q2 2023 Q3 2023 $83.94 $67.07 Q4 2021 Q1 2022 $340.52 $265.45 Q4 2021 Q1 2022 Pass and Loans Guaranteed1 ($ in Millions) Special Mention Substandard2 $158.5 $205.9 $315.3 0.59% 0.77% 0.83% 0.96% Total Allowance for Credit Losses Total Allowance for Credit Losses as a % of Total Loans 12/31/19 (Pre-CECL) 1/1/2020 (CECL Day 1) 9/30/2022 9/30/2023 Modest Levels of Special Mention and Substandard Loans 1Pass and Loans Guaranteed: Includes early buy-out loans guaranteed by U.S. government agencies 2Substandard: Substandard includes Substandard Accrual and Substandard Nonaccrual/Doubtful $387.8 $17.4 $(5.7) $399.5 6/30/2023 Portfolio Changes Economic Factors 9/30/2023 ($ in Thousands) Macro-economic conditions Model imprecision Volume Credit Quality Aging Mix Net Charge- offs 97% 97% 2% 2% 1% 1% Credit Quality Exceptional credit quality supported by a diversified loan portfolio Low Levels of Net Charge-Offs Manageable Levels of Non-Performing Loans ($ in Millions) ($ in Millions) Increased Allowance Primarily Due to Portfolio Changes Special Mention and Substandard Loan Category Percentages Remained Unchanged Quarter over Quarter ($ in Millions) ($ in Millions) Pending - Manual Entries $97.6 $100.7 $100.7 $108.7 $133.1 0.26% 0.26% 0.25% 0.26% 0.32% NPLs NPLs as a % of Total Loans 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 1Pass and Loans Guaranteed: Includes early buy-out loans guaranteed by U.S. government agencies 2Substandard: Substandard includes Substandard Accrual and Substandard Nonaccrual/Doubtful 3Portfolio Changes: Includes new volume and run-off, changes in credit quality, aging of existing portfolio, shifts in segmentation mix, changes in specific reserves and net charge-offs

1414 • Increase in allowance driven by portfolio changes, mainly growth • Strong coverage across all portfolios is expected to protect against future economic stress $39.6 $41.0 $41.4 0.95% 0.94% 0.96% Total Loan Period End Balance Allowance as a % of Category 3/31/2023 6/30/2023 9/30/2023 $1,597 $1,760 $1,894 $8,642 $8,848 4.70% 4.93% 4.79% 1.39% 1.46% 1.38% Construction and development Non-construction Allowance as a % of Category (Construction) Allowance as a % of Category (Non-Construction) 3/31/2023 6/30/2023 9/30/2023 13% 19% 12% 25% 14% 14% 0% 3% Office Industrial Retail Multi-family Mixed use and other Commercial construction Residential construction Land $23.0 $23.4 $24.1 1.46% 1.50% 1.51% Core Loan Period End Balance Allowance as a % of Category 3/31/2023 6/30/2023 9/30/2023 Measured Growth with Low Charge-Offs NPLs Remain at Low Levels $16.6 $17.6 $17.4 0.25% 0.21% 0.20% Niche Loan Period End Balance Allowance as a % of Category 3/31/2023 6/30/2023 9/30/2023 Q3 2023 Key Observations • The CRE portfolio continues a steady growth trend while non-performing loans continue to decline. • Charge-offs have generally remained low and reflect the conservative underwriting standards the Company employs. • The CRE portfolio is well-diversified with a majority of its exposure in stabilized, income producing properties. 16% 23% 15% 30% 16% Office Industrial Retail Multi-family Mixed use and other 80% 3% 17% Commercial construction Residential construction Land ($ in Millions) ($ in Millions) $1,084 $1,071 $1,203 $1,335 $1,391 68.8% 69.1% 67.5% 65.8% 66.5% Unused Line of Credit Balance Line Utilization as a % of Total CRE 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 Line Utilization as a % Commercial Real Estate Loans ("CRE") Commercial Real Estate Loan Composition (as of 9/30/2023) Well Diversified with Majority of Portfolio in Stabilized Income Producing Properties($ in Millions) 1 Net Charge-off Ratio is calculated as a percentage of average loans 2 As a result of a review of the composition of borrowers within the mixed use and other loan portfolio, the Company identified certain loans that would be more precisely classified within a separate class of non-construction commercial real estate. This change in classification was based on related collateral and source of repayment of the underlying loan 1 Net Charge-Off Ratio is calculated as a percentage of average loans Well Reserved Amidst Macroeconomic Uncertainty ($ in Thousands) 6% 9% 6%12% 7% 7% 0% 1% 50% Office Industrial Retail Multi-family Mixed use and other Commercial construction Residential construction Land Credit Quality - Allowance for Loan Losses The Company remains well-reserved Well-Reserved Across Our Core Loan PortfolioSufficient Allowance Coverage of Total Loan Portfolio ($ in Billions) ($ in Billions) $10,239,078 $1,597 $1,760 $1,894 $8,642 $8,848 $9,052 4.70% 4.93% 4.79% 1.39% 1.46% 1.38% Construction and development Non-construction Allowance as a % of Category (Construction) Allowance as a % of Category (Non-Construction) 3/31/2023 6/30/2023 9/30/2023 $1,597 $1,760 $1,894 4.70% 4.93% 4.79% Construction and Development Allowance as a % of Category 3/31/2023 6/30/2023 9/30/2023 $8,642 $8,848 $9,052 1.39% 1.46% 1.38% Non-Construction Allowance as a % of Category 3/31/2023 6/30/2023 9/30/2023 Allowance Provides Appropriate Coverage Given Minimal Historic Losses in Niche Portfolio ($ in Billions) Q3 2023 Highlights

1515 $135.3 $142.8 $149.5 $143.1 $151.5 1.11% 1.14% 1.19% 1.14% 1.19% Calculated Allowance Allowance as a % of Category 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 $44.5 $36.0 $48.0 $41.0 $43.8 0.36% 0.29% 0.38% 0.33% 0.34% NPLs NPL as a % of Category 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 $12,259 $12,549 $12,577 $12,600 $12,725 (0.06)% 0.08% 0.07% 0.16% 0.04% Period End Balance Net Charge-Off Ratio 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 $6,481 $7,049 $7,178 $7,340 $7,430 41.0% 40.7% 41.3% 40.5% 39.9% Unused Line of Credit Balance (excl. Mortgage Warehouse and Leases) Line Utilization % of Total Commercial Loans (excl. Mortgage Warehouse and Leases) 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 $5,819.0 $5,852.2 $5,855.0 $5,737.6 $5,894.7 $12,216 $12,520 $12,560 $12,585 $12,712 (0.06)% 0.08% 0.07% 0.16% 0.04% Commercial and industrial Total Commercial Loans Asset-based lending Municipal Leases 1/3 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 Sustained Portfolio Growth Paired with a Low Net Charge-Off Ratio Non-Performing Loans Remain Low $4,384 $5,513 $5,583 $6,141 $6,236 $6,489 $6,832 $7,243 46.1% 50.8% 41.4% 43.0% 39.7% 38.9% 38.4% 39.3% 39.6%45.5% 50.6% 40.6% 41.5% 37.7% 36.7% 37.0% 39.0% 40.5% Unused Line of Credit Balance Total Commercial (excl. PPP and Leases) Total Commercial (excl. PPP, Mortgage Warehouse and Leases) 9/30/2021 12/31/2021 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 Q3 2023 Key Observations • Significant loan growth in Q4 2021 of $1.2 billion of which $578 million is attributed to acquired loans. • Net charge-offs in Q4 2021 were consistent with historical levels. • The proportion of Commercial non-performing loans remains relatively low as pandemic-driven circumstances continue to improve. • Line utilization increased slightly in Q4 2021 but remains historically low as a result of factors such as excess liquidity in the market as well as suspension of capital expenditures and other non- working capital payments. 1 Commercial Loans excludes PPP loans 2 Net Charge-Off Ratio is calculated as a percentage of average loans ($ in Millions) ($ in Millions) Line Utilization as a % of Commercial Loans remains low due to excess liquidity in the market and suspension of capital expenditures Allowance Provides Appropriate Coverage Commercial Loan Composition (as of 9/30/2023) ($ in Millions) 45.5% 37.7% 40.5% 40.5% Total Commercial (excl. Mortgage Warehouse and Leases) 12/31/2019 9/30/2021 9/30/2022 9/30/2023 $4,687 $4,384 $6,236 $7,260 Unused Line of Credit Balance 12/31/2019 9/30/2021 9/30/2022 9/30/2023 $4,687 $4,384 $6,236 $7,260 $4,443 $4,105 $5,837 $6,481 $244 $278 $398 $779 Unused Line of Credit Balance excluding Mortgage Warehouse Mortgage Warehouse 12/31/2019 9/30/2021 9/30/2022 9/30/2023 1 Commercial Loan Composition includes PPP loans which are less than 1% of total portfolio ($ in Thousands) ($ in Millions) 47% 11%5% 17% 8% 2% 3% 7% Commercial and industrial Asset-based lending Municipal Leases Franchise Mortgage warehouse lines of credit Community Advantage - HOA Insurance agency lending Credit Quality - Commercial Loans Diversified portfolio with low net charge-offs Continuously Low Levels of Non-Performing Commercial LoansConsistent Portfolio Growth Paired with a Low Net Charge-Off Ratio ($ in Millions) ($ in Millions) Allowance Provides Appropriate Coverage Commercial Loan Composition (as of 9/30/2023) ($ in Millions) Pending

1616 13% 19% 12% 25% 14% 14% 0% 3% Office Industrial Retail Multi-family Mixed use and other Commercial construction Residential construction Land $9,578 $9,951 $10,239 $10,609 $10,946 0.00% 0.02% 0.00% 0.31% 0.05% Period End Balance Net Charge-Off Ratio 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 Measured Growth with Low Charge-Offs NPLs Remain at Low Levels $10.5 $6.4 $11.2 $18.5 $18.1 0.11% 0.06% 0.11% 0.17% 0.17% NPLs NPL as a % of Category 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 Q3 2023 Key Observations • The CRE portfolio continues a steady growth trend while non-performing loans continue to decline. • Charge-offs have generally remained low and reflect the conservative underwriting standards the Company employs. • The CRE portfolio is well-diversified with a majority of its exposure in stabilized, income producing properties. 16% 23% 15% 30% 16% Office Industrial Retail Multi-family Mixed use and other 80% 3% 17% Commercial construction Residential construction Land ($ in Millions) ($ in Millions) $1,084 $1,071 $1,203 $1,335 $1,391 68.8% 69.1% 67.5% 65.8% 66.5% Unused Line of Credit Balance Line Utilization as a % of Total CRE 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 Line Utilization as a % Commercial Real Estate Loans ("CRE") Commercial Real Estate Loan Composition (as of 9/30/2023) Well Diversified with Majority of Portfolio in Stabilized Income Producing Properties($ in Millions) 1 Net Charge-off Ratio is calculated as a percentage of average loans 2 As a result of a review of the composition of borrowers within the mixed use and other loan portfolio, the Company identified certain loans that would be more precisely classified within a separate class of non-construction commercial real estate. This change in classification was based on related collateral and source of repayment of the underlying loan 1 Net Charge-Off Ratio is calculated as a percentage of average loans Well Reserved Amidst Macroeconomic Uncertainty $150.7 $184.4 $194.8 $215.7 $215.7 1.57% 1.85% 1.90% 2.03% 1.97% Calculated Allowance Allowance as a % of Category 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 ($ in Thousands) 6% 9% 6%12% 7% 7% 0% 1% 50% Office Industrial Retail Multi-family Mixed use and other Commercial construction Residential construction Land 13% 19% 12% 25% 14% 14% 3% Office Industrial Retail Multi-family Mixed use and other Commercial construction Land Credit Quality - Commercial Real Estate Loans Well-diversified portfolio with a majority of its exposure in stabilized, income producing properties Stable Levels of Non-Performing Commercial Real Estate LoansLow Levels of Net Charge-offs ($ in Millions) ($ in Millions) Well Reserved Amidst Macroeconomic Uncertainty Commercial Real Estate Loan Composition (as of 9/30/2023) ($ in Millions) Pending

1717 Medical, 22% Medical Owner Occupied, 3% Non-Medical Owner- Occupied, 17% Non-Medical Non Owner-Occupied, 58% $389.6 $296.1 $166.8 $210.3 $251.1 $108.8 $157.5 $154.7 $136.3 $129.8 $187.7 $66.0 Total CRE Office Non-Medical Non Owner-Occupied <$2MM $2M-$5M $5M-$10M $10M-$15M $15M-$20M >=$20M Chicago CBD, 13% Other CBD, 13% Suburban, 74% $132.4 $126.4 $165.5 $378.0 $291.9 $242.9 $1-$500k $500K-$1M $1M-$2M $2M-$5M $5M-$10M >=$10M Office Portfolio Geography 1Chicago CBD includes the following zip codes: 60601, 60602, 60603, 60604, 60605, 60606, 60607, 60610, 60611, 60654, 60661 2Other CBD includes the following metropolitan areas: Milwaukee, Boulder, Orlando, Saint Paul, Columbus, Akron, Cincinnati, San Antonio 1 Office Portfolio Composition Granularity of Office Portfolio ($ in Millions) ($ in Millions) 2 Medical, 22% Medical Owner Occupied 3% Non-Medical Owner- Occupied, 16% Non-Medical Non Owner-Occupied, 59% CRE Office Portfolio (as of 3/31/2023) CRE Office represents a minimal percentage of the Total Loan Portfolio $132.4 $126.4 $165.5 $378.0 $291.9 $242.9 $1-$500K $500K-$1M $1M-$2M $2M-$5M $5M-$10M >=$10M $1,058.2 $186.6$177.9 $832.0 $232.4 $315.7 ($ in Millions) 278904 91 48 26 21 17 11 15 11 5 3 Number of Loans Per Category PENDING $135.0 $125.5 $158.5 $366.9 $296.5 $309.7 $34.9 $58.8 $78.6 $214.1 $228.9 $229.3 CRE Office Non-Medical Non Owner-Occupied $1-$500K $500K- $1M $1M-$2M $2M-$5M $5M- $10M >=$10M Range $1-$500 K $500k-$1 M $1M-$2 M $2M-$5 M $5M-$10 M >=$10 M CRE Office 671 178 111 116 46 22 Non- Medical, Non- Owner 181 78 54 70 35 16 Number of Loans DO NOT TOUCH FOOTNOTE SUPERSCRIPT $130.8 $115.9 $147.0 $295.8 $174.0 $528.6 $34.2 $55.4 $73.0 $154.4 $169.4 $358.1 CRE Office Non-Medical Non Owner-Occupied <$500K $500K-$1M $1M-$2M $2M-$5M $5M-$10M >=$10M ($ in Millions) 296 909 91 48 26 22 18 11 13 10 5 3 Number of Loans Per Category UPDATE COUNT IF GO BACK CRE Office Portfolio (as of 09/30/2023) CRE office represents a minimal percentage of the total loan portfolio CRE Office Portfolio Geography ($ in Millions) CRE Office Portfolio Composition Granularity of CRE Office Portfolio by Loan Size ($ in Millions) ($ in Millions) <$2MM $2M-$5M $5M-$10M $10M-$15M $15M-$20M >=$20M # of Loans CRE 904 91 26 17 15 5 Non Med 278 48 21 11 11 3 Pending Data Portfolio Characteristics As of 6/30/2023 As of 9/30/2023 Balance ($ in Millions) $1,404 $1,423 CRE office as a % to Total CRE 13.24% 13.00% CRE office as a % to Total Loans 3.42% 3.43% Average Size of Loan ($ in Millions) $1.3 $1.3 Non-Performing Loan (NPL) Ratio 0.12% 0.12% 30+ Days Past Due Ratio 0.12% 0.79% 90+ Days Past Due Ratio 0.00% 0.11% Owner Occupied or Medical % 41% 42% $42.6

1818 $7,749 $1,687 Cash Surrender Value Other $8,005 $8,091 $8,126 $8,039 $7,932 0.00% 0.00% 0.00% 0.01% 0.00% Period End Balance Net Charge-Off Ratio 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 Credit Quality - Premium Finance Receivables Life Life Insurance portfolio remains extremely robust and has continued to demonstrate exceptional credit quality Average Balances & Quarterly Yields ($ in Millions) $5,290.1 $5,462.8 $5,636.3 $5,957.5 3.71% 3.38% 3.74% 2.89% Average Balance Yield Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q3 2023 Key Observations • Throughout the pandemic, the Premium Finance Receivables ("PFR") - Life Insurance portfolio has remained extremely resilient and has continued to demonstrate exceptional credit quality, as shown by the characteristically low net charge-off and NPL levels. • Origination levels have remained strong. Some of the primary drivers of growth in 2021 include: ◦ increased mortality awareness in response to the pandemic. ◦ realized or anticipated changes in tax laws including changes to allowable maximum premium amounts relative to death benefit. ◦ low interest rate environment has made leveraging insurance products attractive to consumers. • Collateral as a percentage of outstanding balance is 117% as of Q3 2023. 1 Loan Collateral reported at actual values versus credit advance rate 2 Collateral Coverage is calculated by dividing Total Loan Collateral (Undiscounted) by Total Loan Portfolio Balance $315.4 $442.7 $330.3 $360.0 $371.9 Originations 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 $1.8 $17.2 $1.1 $1.7 $10.7 0.02% 0.21% 0.01% 0.02% 0.13% NPLs NPL as a % of Category 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 4% 65% 7% 17% 7% Annuity Brokerage Account Certificate of Deposit Letters of Credit Money Market Other Period-End Balances & Annualized Net Charge-off Ratio1 Collateral Coverage2 of 119% No material charge-offs have occurred in the periods presented below Credit Quality Premium Finance Receivables Life Life Insurance portfolio remains steady and has continued to demonstrate exceptional credit quality Healthy Portfolio with Manageable Levels of Non-Performing LoansQ3 Balances Remained Stable with Strong Credit Quality ($ in Millions) ($ in Millions) Total Loan Collateral1 by Type (as of 9/30/2023) "Other" Loan Collateral1 by Type (as of 9/30/2023) ($ in Millions)

1919 Moderate Levels of Non-Performing LoansStable in Q3 Despite Impact of $344 Million Related to Loan Sale $5,714 $5,850 $5,739 $6,763 $6,723 0.30% 0.16% 0.23% 0.24% 0.29% Period End Balance Net Charge-Off Ratio 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 Steady Origination Volume Driven by Market Conditions Average Balances & Quarterly Yields ($ in Millions) $3,724.6 $4,134.0 $4,010.5 $3,952.9 5.05% 4.60% 4.60% 4.42% Average Balance Yield Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q3 2023 Key Observations • At the beginning of the pandemic, Premium Finance Receivables ("PFR") - Commercial experienced an increase in NPLs as a result of borrower delinquency, which was exacerbated by state emergency orders delaying cancellation of insurance policies which generate return premiums, the collateral for this portfolio. This caused NPLs to be elevated in 2020 and has subsequently returned to normalized levels in 2021. • Despite the pandemic and state emergency orders, net charge-off levels remained low and characteristic of the low loss levels expected of this portfolio, with the portfolio experiencing net recoveries in Q2 2021 and Q3 2021. • Strong origination volumes in 2021 a result of businesses seeking financing opportunities during the pandemic, hardening insurance markets, additions of new relationships and a low rate environment. 1 Net Charge-Off Ratio is calculated as a percentage of average loans $3,515 $3,550 $3,460 $4,583 $4,212 Originations Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 NPLs Remain Below Historic Norms $29.7 $29.3 $27.8 $32.4 $43.0 0.52% 0.50% 0.48% 0.48% 0.64% NPLs NPL as a % of Category 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 $9,478 $10,182 $10,588 $11,231 $28 $38 $39 $48 Risk Rating 1-5 Risk Rating 6-10 09/30/22 12/31/22 03/31/23 06/30/23 09/30/23 $3,192 $2,310 $1,030 $191 Current Premium Finance Receivables Commercial Loan Balances Projected to Mature Based on Modeled Contractual Cash Flows ≤ 3 Months 4-6 Months 7-9 Months > 9 months Yet to Realize Full Benefit of Prior Rate Increases Current Loan Balances Projected to Reprice or Mature Based on Modeled Contractual Cash Flows Seasonal Portfolio Decline Premium Finance Receivables Commercial ($ in Millions) ($ in Millions) Projected Repayments Strong Origination Volume Continued in the Third Quarter ($ in Millions) ($ in Millions) PENDING PENDING - ALM $5.8 $0.9 PFR Commercial - U.S. Based PFR Commercial - Canada Based $6.7B

2020 Appendix

2121 $132.4 $126.4 $165.5 $378.0 $291.9 $242.9 $1-$500k $500K-$1M $1M-$2M $2M-$5M $5M-$10M >=$10M Use of Hedges to Mitigate Negative Impacts of Falling Rates Chicago CBD, $187.0, 14% Other CBD, $171.7, 13% Suburban, $978.5, 73%Chicago CBD Other CBD Suburban 1Chicago CBD (Central Business District) includes the following zip codes: 60601, 60602, 60603, 60604, 60605, 60606, 60607, 60610, 60611, 60654, 60661 2Other CBD includes the following metropolitan areas: Milwaukee, Boulder, Orlando, Saint Paul, Columbus, Akron, Cincinnati, San Antonio 3Net Charge-Off Ratio annualized utilizing charge-offs in the fourth quarter of 2022 1 Office Portfolio Makeup as of 12/31/2022 Office Composition by Balance as of 12/31/2022 ($ in Millions) ($ in Millions) 2 Medical, 21% Non-Medical Owner- Occupied, 19% Non-Medical Non Owner-Occupied, 60%Medical Non-Medical Owner-Occupied Non-Medical Non Owner-Occupied Weighted Avg Rate (Receive Fixed Rate vs Term SOFR) Hedge Rate: 2023: 3.76% 2024: 3.76% 2025: 3.76% 2026: 3.65% 2027: 3.55% Forward Rate: 2023: 4.51% 2024: 3.68% 2025: 3.23% 2026: 2.95% 2027: 2.82% Gain/(Loss): 2023($32MM) 2024 $5MM 2025 $29MM 2026 $25MM 2027 $11MM Hedging activities had a 18 basis point detriment to our Q3 2023 NIM as compared to 15 basis points in Q2 2023. However, these derivatives are expected to benefit the Company if interest rates fall materially. Weighted Average Rate (Receive Fixed Rated vs Term SOFR) Hedge Rate 2023 2024 2025 2026 2027 3.76% 3.76% 3.76% 3.65% 3.55 % Forward Rate 2023 2024 2025 2026 2027 4.51% 3.68% 3.23% 2.95% 2.82 % Gains/(Losses) 2023 2024 2025 2026 2027 $ (32) MM $ 5 MM $ 29 MM $ 25 MM $ 11 MM As of As of Increase/ Deposit Composition as of 3/31/2023 Deposit Composition as of 3/9/20233/31/2023 3/9/2023 (Decrease) Deposits: Retail / Business Non-Interest Bearing Deposits $ 9,824,253.109 $ 10,847,472.262 $ (1,023,219) #REF! #REF! Retail / Business Interest Bearing Deposits 19,108,943.386 19,216,379.959 (107,437) #REF! #REF! Maxsafe 4,952,632.102 3,996,247.422 956,385 #REF! #REF! Internal Wealth Mgmt 921,287.04 1,012,564.517 (91,277) #REF! #REF! Other Niche $ 1,218,872.425 $ 1,589,795.093 $ (370,923) #REF! #REF! CDEC 888,646.221 923,903.995 (35,258) #REF! #REF! Wholesale - Brokered 4,059,575.872 2,721,370.888 1,338,205 #REF! #REF! Wholesale - Non-Brokered 1,743,982 1,538,108 205,874 #REF! #REF! Total Niche/Wholesale Deposits $ 7,911,076,518 $ 6,773,177,976 $ 1,137,899 #REF! #REF! Total Deposits #REF! #REF! #REF! #REF! #REF! Hedge Type Effective Date Notional Maturity Date Cap Rate Floor Rate Swap Rate Costless Collar 9/1/2022 $1.25B 9/1/2025 3.74% 2.25% N/A Costless Collar 9/1/2022 $1.25B 9/1/2027 3.45% 2.00% N/A Costless Collar 10/1/2022 $0.5B 10/1/2026 4.32% 2.75% N/A Receive Fixed Swap 1/31/2023 $0.5B 12/31/2025 N/A N/A 3.75% Receive Fixed Swap 1/31/2023 $0.5B 12/31/2026 N/A N/A 3.51% Receive Fixed Swap 2/1/2023 $0.25B 2/1/2026 N/A N/A 3.68% Receive Fixed Swap 2/1/2023 $0.25B 2/1/2027 N/A N/A 3.45% Receive Fixed Swap 3/1/2023 $0.25B 3/1/2026 N/A N/A 3.92% Receive Fixed Swap 3/1/2023 $0.25B 3/1/2028 N/A N/A 3.53% Receive Fixed Swap 3/1/2023 $0.25B 3/1/2026 N/A N/A 4.18% Receive Fixed Swap 3/1/2023 $0.25B 3/1/2028 N/A N/A 3.75% Receive Fixed Swap 4/1/2023 $0.25B 7/1/2026 N/A N/A 4.45% Receive Fixed Swap 4/1/2023 $0.25B 7/1/2027 N/A N/A 4.15% Receive Fixed Swap 10/1/2024 $0.35B 10/1/2029 N/A N/A 3.99% Hedging Strategy Update Below are the details of the derivatives entered by the Company as of 9/30/2023. These derivatives hedge the cash flows of variable rate loans that reprice monthly based on one-month term SOFR. In the third quarter of 2023, the Company executed $350 million of receive-fixed, SOFR-based derivatives that become effective in October 2024. Pending Data Hedging Strategy Update Use of Hedges to Mitigate Negative Impacts of Falling Rates

2222 Canada Market: 1Geographic Diversification: relevant business location utilized, which can mean the following locations: collateral location, customer business location, customer home address and customer billing address States/Jurisdictions that individually comprise 1% or less of the Total Loan Portfolio shaded light blue 2% 9% 6% 36% 2% 2% 5% 2% 5% NP - Puerto Rico NP - Virgin Islands 1% 1% 1% 2% 2% 2% 5% 1% 1% 1% 1%1% 1% 1% 1% 1% 1% 1% 1% 1% Loan Portfolio Highly diversified portfolio across U.S Loan Portfolio - Geographic Diversification1 (as of 9/30/2023) 36% 9% 7% 6% 5% 5% 2% 2% 2% 2% 2% 2% 2%Canada: Total Loan Portfolio Primary Geographic Region Commercial: Commercial, industrial and other Illinois/Wisconsin Leasing Nationwide Franchise Lending Nationwide Commercial real estate Construction and development Illinois/Wisconsin Non-construction Illinois/Wisconsin Home equity Illinois/Wisconsin Residential Real Estate Illinois/Wisconsin Premium finance receivables Commercial insurance loans Nationwide and Canada Life insurance loans Nationwide Consumer and other Illinois/Wisconsin

2323 Abbreviation Definition AFS Available For Sale BOLI Bank Owned Life Insurance BP Basis Point CBD Central Business District CET1 Ratio Common Equity Tier 1 Capital Ratio CRE Commercial Real Estate Diluted EPS Net Income per Common Share - Diluted FDIC Federal Deposit Insurance Corporation FHLB Federal Home Loan Bank GAAP Generally Accepted Accounting Principles HOA Homeowners Association HTM Held to Maturity Interest Bearing Cash Total Interest-Bearing Deposits with Banks, Securities Purchased under Resale Agreements and Cash Equivalents MSR Mortgage Servicing Right NCO Net Charge Off NII Net Interest Income NIM Net Interest Margin Non-GAAP For non-GAAP metrics, see the reconciliation in the Appendix NP Not Pictured NPL Non-Performing Loan PFR Premium Finance Receivables PTPP Pre-Tax, Pre-Provision Income ROA Return on Assets ROE Return on Average Common Equity ROTCE Return on Average Tangible Common Equity RWA Risk-Weighted Asset SOFR Secured Overnight Financing Rate Glossary

2424 Three Months Ended Reconciliation of non-GAAP Net Interest Margin and Efficiency Ratio ($ in Thousands): September 30, June 30, March 31, December 31, September 30, 2023 2023 2023 2022 2022 (A) Interest Income (GAAP) $ 762,400 $ 697,176 $ 639,690 $ 580,745 $ 466,478 Taxable-equivalent adjustment: - Loans 1,923 1,882 1,872 1,594 1,030 - Liquidity Management Assets 572 551 551 538 502 - Other Earning Assets 1 1 4 1 1 (B) Interest Income (non-GAAP) $ 764,896 $ 699,610 $ 642,117 $ 582,878 $ 468,011 (C) Interest Expense (GAAP) $ 300,042 $ 249,639 $ 181,695 $ 123,929 $ 65,030 (D) Net Interest Income (GAAP) (A minus C) $ 462,358 $ 447,537 $ 457,995 $ 456,816 $ 401,448 (E) Net Interest Income (non-GAAP) (B minus C) $ 464,854 $ 449,971 $ 460,422 $ 458,949 $ 402,981 Net interest margin (GAAP) 3.60% 3.64% 3.81% 3.71% 3.34% Net interest margin, fully taxable-equivalent (non-GAAP) 3.62% 3.66% 3.83% 3.73% 3.35% (F) Non-interest income $ 112,478 $ 113,030 $ 107,769 $ 93,839 $ 101,482 (G) (Losses) gains on investment securities, net (2,357) 0 1,398 (6,745) (3,103) (H) Non-interest expense 330,055 320,623 299,169 307,836 296,469 Efficiency ratio (H/(D+F-G)) 57.18% 57.20% 53.01% 55.23% 58.59% Efficiency ratio (non-GAAP) (H/(E+F-G)) 56.94% 56.95% 52.78% 55.02% 58.41% The accounting and reporting policies of Wintrust conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non- GAAP performance measures and ratios are used by management to evaluate and measure the Company’s performance. Management believes that these measures and ratios provide users of the Company’s financial information a more meaningful view of the performance of the Company's interest-earning assets and interest-bearing liabilities and of the Company’s operating efficiency. Other financial holding companies may define or calculate these measures and ratios differently. Reconciliation of non-GAAP Pre-Tax, Pre-Provision Income, Adjusted for Changes in Fair Value of MSRs, net of economic hedge and Early Buy-out Loans Guaranteed by U.S. government agencies: ($ in Thousands): Income before taxes $ 224,858 $ 211,430 $ 243,550 $ 195,173 $ 200,041 Add: Provision for credit losses $ 19,923 $ 28,514 $ 23,045 $ 47,646 $ 6,420 Pre-tax income, excluding provision for credit losses (non-GAAP) $ 244,781 $ 239,944 $ 266,595 $ 242,819 $ 206,461 Non-GAAP Reconciliation

2525 Reconciliation of Non-GAAP Pre-Tax, Pre-Provision Income ($ in Thousands): Income before taxes $ 224,858 $ 211,430 $ 243,550 $ 195,173 $ 200,041 $ 679,838 $ 505,382 Add: Provision for credit losses 19,923 28,514 23,045 47,646 6,420 71,482 30,943 Pre-tax income, excluding provision for credit losses (non-GAAP) $ 244,781 $ 239,944 $ 266,595 $ 242,819 $ 206,461 $ 751,320 $ 536,325 Three Months Ended Reconciliation of non-GAAP Return on Average Tangible Common Equity ($ in Thousands): September 30, June 30, March 31, December 31, September 30, 2023 2023 2023 2022 2022 (N) Net income applicable to common shares $ 157,207 $ 147,759 $ 173,207 $ 137,826 $ 135,970 Add: Intangible asset amortization $ 1,408 $ 1,499 $ 1,235 $ 1,436 $ 1,492 Less: Tax effect of intangible asset amortization $ (380) $ (402) $ (321) $ (370) (425) After-tax intangible asset amortization $ 1,028 $ 1,097 $ 914 $ 1,066 1,067 (O) Tangible net income applicable to common shares (non-GAAP) $ 158,235 $ 148,856 $ 174,121 $ 138,892 $ 137,037 Total average shareholders’ equity $ 5,083,883 $ 5,044,718 $ 4,895,271 $ 4,710,856 $ 4,795,387 Less: Average preferred stock $ (412,500) $ (412,500) $ (412,500) $ (412,500) $ (412,500) (P) Total average common shareholders’ equity $ 4,671,383 $ 4,632,218 $ 4,482,771 $ 4,298,356 $ 4,382,887 Less: Average intangible assets $ (681,520) $ (682,561) $ (675,247) $ (676,371) $ (678,953) (Q) Total average tangible common shareholders’ equity (non-GAAP) $3,989,863 $3,949,657 $3,807,524 $3,621,985 $3,703,934 Return on average common equity, annualized (N/P) 13.35% 12.79% 15.67% 12.72% 12.31% Return on average tangible common equity, annualized (non-GAAP) (O/Q) 15.73 15.12 18.55 15.21 14.68 The accounting and reporting policies of Wintrust conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non- GAAP performance measures and ratios are used by management to evaluate and measure the Company’s performance. Management believes that these measures and ratios provide users of the Company’s financial information a more meaningful view of the performance of the Company's interest-earning assets and interest-bearing liabilities and of the Company’s operating efficiency. Other financial holding companies may define or calculate these measures and ratios differently. Non-GAAP Reconciliation